The Wright EquiFund Equity Trust

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  Wright EquiFund-Australasia*                  Wright EquiFund-Japan
  Wright EquiFund-Austria*                      Wright EquiFund-Mexico
  Wright EquiFund-Belgium/Luxembourg            Wright EquiFund-Netherlands
  Wright EquiFund-Britain                       Wright EquiFund-Nordic
  Wright EquiFund-Canada*                       Wright EquiFund-Switzerland
  Wright EquiFund-France*                       Wright EquiFund-United States*
  Wright EquiFund-Germany                       Wright EquiFund-Global*
  Wright EquiFund-Hong Kong                     Wright EquiFund-International*
  Wright EquiFund-Ireland*

* As of the date of this Supplement, these Funds are not available for purchase in any State of the United States. Contact the Principal Underwriter or your broker for the latest information.


                          Supplement to the Prospectus
                                dated May 1, 1996



         No redemption fee will be payable or imposed with respect to shares of the Funds purchased by an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Funds or their Principal Underwriter.




March 3, 1997